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                       NEW AMERICAN HEALTHCARE CORPORATION

                     Amended and Restated Stock Option Plan












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                                TABLE OF CONTENTS

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
Section 1.    Purpose.........................................................................................i

Section 2.     Definitions....................................................................................i
         2.1  "Board of Directors"............................................................................i
         2.2  "Code"..........................................................................................i
         2.3  "Committee".....................................................................................i
         2.4  "Common Stock"..................................................................................i
         2.5  "Employee"......................................................................................i
         2.6  "ISO"...........................................................................................i
         2.7  "Non-Qualified Option"..........................................................................i
         2.8  "Option".......................................................................................ii
         2.9  "Participant"..................................................................................ii
         2.10 "Parent of the Company"........................................................................ii
         2.11 "Subsidiary of the Company"....................................................................ii

Section 3.    Eligibility....................................................................................ii

Section 4.    Common Stock Subject to the Plan...............................................................ii
         4.1  Number.........................................................................................ii
         4.2  Terminated/Reacquired Options..................................................................ii
         4.3  Special ISO Limitations........................................................................ii
         4.4  Nonqualified Provisions.......................................................................iii

Section 5.    Administration of the Plan....................................................................iii
         5.1  Committee.....................................................................................iii
         5.2  Options.......................................................................................iii
         5.3  Interpretations...............................................................................iii
         5.4  Committee Interpretations Conclusive...........................................................iv
         5.5  Committee Voting...............................................................................iv
         5.6  Committee Exculpation..........................................................................iv
         5.7  Granting of Options to Directors and Officers..................................................iv

Section 6.    Terms and Conditions of Options................................................................iv
         6.1  ISO's..........................................................................................iv
         6.2  Non-Qualified Options.........................................................................vii
         6.3  Payment of Exercise Price with Previously Issued Stock.......................................viii
         6.4  Modification, Extension and Renewal of Options...............................................viii

Section 7.    Adjustments..................................................................................viii

Section 8.    Effect of the Plan on Employment Relationship..................................................ix

Section 9.    Amendment of the Plan..........................................................................ix
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Section 10.   Non-Compete Provisions.........................................................................ix

Section 11.   Termination of the Plan........................................................................ix

Section 12.   Effective Date of the Plan.....................................................................ix

Section 13.   Indemnification of Board or Committee..........................................................ix
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                       NEW AMERICAN HEALTHCARE CORPORATION
                     AMENDED AND RESTATED STOCK OPTION PLAN

         Section 1. Purpose. The purpose of the New American Healthcare Corporation Amended and Restated Stock Option Plan (the "Plan") is to promote the interests of New American Healthcare Corporation, a Delaware corporation (the "Company"), and its stockholders by providing an opportunity to selected employees, officers, directors, consultants, and advisors of the Company or any Subsidiary thereof to purchase Common Stock of the Company. By encouraging such stock ownership, the Company seeks to attract, retain and motivate such employees and persons and to encourage such employees and persons to devote their best efforts to the business and financial success of the Company. It is intended that this purpose will be effected by the granting of "non-qualified stock options" and/or "incentive stock options" to acquire the Common Stock of the Company. Under the Plan, the Board of Directors (or the Committee) shall have the authority (in its sole discretion) to grant "incentive stock options" within the meaning of Section 422(b) of the Code or "non-qualified stock options" to which Code Section 421 does not apply. The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

         Section 2. Definitions. For purposes of this Plan, the following terms used herein shall have the following meanings, unless a different meaning is clearly required by the context.

                  2.1 "Board of Directors" shall mean the Board of Directors of the Company.

                  2.2 "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  2.3 "Committee" shall mean the committee of the Board of Directors referred to in Section 5.1 hereof.

                  2.4 "Common Stock" shall mean the Common Stock, $.01 par value, of the Company.

                  2.5 "Employee" shall mean (i) with respect to an ISO, any person, including an officer or director of the Company, who, at the time an ISO is granted to such person hereunder, is employed, as defined by Code Section 422 and the Treasury Regulations promulgated thereunder, on a full-time basis by the Company or any Subsidiary of the Company, and (ii) with respect to a Non-Qualified Option shall mean any person employed by or performing services for the Company or any Subsidiary of the Company, including, without limitation, directors and officers.

                  2.6 "ISO" shall mean an Option to purchase Common Stock granted under the Plan that constitutes and shall be treated as an "incentive stock option", as defined in Section 422(b) of the Code.

                  2.7 "Non-Qualified Option" shall mean an Option to purchase Common Stock granted to a Participant pursuant to the Plan that is intended to be, and qualifies as,



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a "non-qualified stock option", with respect to which Code Section 421 does not apply, and that shall not constitute or be treated as an ISO.

                  2.8 "Option" shall mean any ISO or Non-Qualified Option granted to an Employee pursuant to this Plan.

                  2.9 "Participant" shall mean any Employee to whom an Option is granted under this Plan.

                  2.10 "Parent of the Company" shall have the meaning set forth in Section 424(e) of the Code.

                  2.11 "Subsidiary of the Company" shall have the meaning set forth in Section 424(f) of the Code.

         Section 3. Eligibility. Options may be granted to any Employee. The Board of Directors (or the Committee) shall have the sole authority to select the persons to whom Options are to be granted hereunder, and to determine whether a person is to be granted a Non-Qualified Option or an ISO or any combination thereof. No person shall have any right to participate in the Plan. Any person selected by the Board of Directors for participation during any one period will not by virtue of such participation have the right to be selected as a Participant for any other period.

         Section 4. Common Stock Subject to the Plan.

                  4.1 Number. The total number of shares of Common Stock for which Options may be granted under this Plan shall not exceed in the aggregate 2,100,000 shares of Common Stock.

                  4.2 Terminated/Reacquired Options. The shares of Common Stock that may be subject to Options granted under this Plan may be either authorized and unissued shares or shares reacquired at any time and now or hereafter held as treasury stock as the Board of Directors may determine. In the event that any outstanding Option expires or is terminated for any reason, the shares allocable to the unexercised portion of such Option shall again become available for issuance pursuant to this Plan. If any shares of Common Stock acquired pursuant to the exercise of an Option shall have been repurchased or reacquired by the Company, then such shares shall again become available for issuance pursuant to the Plan. In the event that there is an insufficient number of authorized shares of Common Stock available to allow exercise of Options on the date of any grant hereunder, such Options will not be exercisable until there are sufficient shares of Common Stock authorized for issuance.

                  4.3 Special ISO Limitations. An ISO shall not be granted to an Employee who, at the time the ISO is granted, owns (actually or constructively under the provisions of Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, unless the option price is at least 110% of the fair market value (determined as



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of the time the ISO is granted) of the shares of Common Stock subject to the ISO and the ISO by its terms is not exercisable more than five years from the date it is granted.

                  4.4 Non-qualified Provisions. Notwithstanding any other provision of the Plan, the provisions of Section 4.3 shall not apply, or be construed to apply, to any Non-Qualified Option granted under the Plan.

         Section 5. Administration of the Plan.

                  5.1 Committee. The Plan shall be administered by the Board of Directors or, if established at any time by the Board of Directors, by a committee thereof (the "Committee"). The Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board of Directors and will be so constituted to comply with Rule 16b-3 as promulgated under the Securities Exchange Act of 1934, as amended, as the rule may be amended from time to time or in any successor rule or comparable regulatory requirement ("Rule 16b-3"). Notwithstanding any other provision of the Plan, Options may only be granted under this Plan in compliance with Section 5.7 hereof.

                  5.2 Options. The Board of Directors (or the Committee) shall have the sole authority and discretion under the Plan (i) to select the Participants who are to be granted Options hereunder; (ii) to designate whether any Option to be granted hereunder is to be an ISO or a Non-Qualified Option;
(iii) to establish the number of shares of Common Stock that may be issued under each Option; (iv) to determine the time and the conditions subject to which Options may be exercised in whole or in part; (v) to determine the form of the consideration that may be used to purchase shares of Common Stock upon exercise of any Option (including the circumstances under which the Company's issued and outstanding shares of Common Stock may be used by a Participant to exercise an Option); (vi) to impose restrictions and/or conditions with respect to shares of Common Stock acquired upon exercise of an Option; (vii) to determine the circumstances under which shares of Common Stock acquired upon exercise of any Option may be subject to repurchase by the Company; (viii) to determine the circumstances and conditions subject to which shares acquired upon exercise of an Option may be sold or otherwise transferred, including, without limitation, the circumstances and conditions subject to which a proposed sale of shares of Common Stock acquired upon exercise of an Option may be subject to the Company's right of first refusal (as well as the terms and conditions of any such right of first refusal); (ix) to establish a vesting provision for any Option relating to the time (or the circumstance) when the Option may be exercised by a Participant, including vesting provisions which may be contingent upon the Company meeting specified financial goals; (x) to accelerate the time when outstanding Options may be exercised, provided, however, that any ISO's shall be "accelerated" only within the meaning of Section 424(h) of the Code, and (xi) to establish any other terms, restrictions and/or conditions applicable to any Option not inconsistent with the provisions of this Plan, and, with respect to ISO's, not inconsistent with the provisions of Code Section 422.

                  5.3 Interpretations. The Board of Directors (or the Committee) shall be authorized to interpret the Plan and may, from time to time, adopt such rules and


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regulations, not inconsistent with the provisions of the Plan, as it may deem advisable to carry out the purpose of the Plan.

                  5.4 Committee Interpretations Conclusive. The interpretation and construction by the Board of Directors (or the Committee) of any provision of the Plan, any Option granted hereunder or any agreement evidencing any such Option shall be final and conclusive upon all parties.

                  5.5 Committee Voting. Subject to Section 5.7 hereof, directors of the Company (or members of the Committee, if established) who are either eligible for Options hereunder, or to whom Options have been granted hereunder, may vote on any matter affecting the administration of the Plan or the granting of Options under the Plan; provided, however, that no director (or member of the Committee) shall vote upon the granting of an Option to himself, but any such director may be counted in determining the existence of a quorum at any meeting of the Board of Directors (or the Committee) at which the Plan is administered or action is taken with respect to the granting of an Option.

                  5.6 Committee Exculpation. All expenses and liabilities incurred by the Board of Directors (or the Committee) in the administration of the Plan shall be borne by the Company. The Board of Directors (or the Committee) may employ attorneys, consultants, accountants or other persons in connection with the administration of the Plan. The Company, and its officers and directors, shall be entitled to rely upon the advice, opinions or valuations of any such persons. No member of the Board of Directors (or the Committee) shall be liable for any action, determination or interpretation taken or made in good faith with respect to the Plan or any Option granted hereunder.

                  5.7 Granting of Options to Directors and Officers. Administrative discretion regarding the selection of any director of the Company to whom Options may be granted pursuant to this Plan, or the determination of the number of shares of Common Stock which may be allocated under such Options and the terms thereof, shall be administered by a committee of two or more directors having full authority to act in the matter, all of whom are Disinterested as such term is defined in Rule 16b-3. Administrative discretion regarding the selection of any officer of the Corporation (who is not a director) to whom Options may be granted pursuant to this Plan, or the determination of the number of shares of Common Stock which may be allocated under such Options, will be exercised by (i) the Board, if each of its members is Disinterested, or (ii) a Committee of two or more directors, all of whom are Disinterested.

         Section 6. Terms and Conditions of Options.

                  6.1 ISO's. The terms and conditions of each ISO granted under the Plan shall be specified by the Board of Directors (or the Committee), shall be set forth in an ISO agreement between the Company and the Participant in such form as the Board of Directors (or the Committee) shall approve, and shall be clearly identified therein as an ISO. The terms and conditions of each ISO shall be such that each ISO issued hereunder shall constitute and shall be treated as an "incentive stock option" as defined in Section


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422 of the Code. The terms and conditions of any ISO granted hereunder need not be identical to those of any other ISO granted hereunder.

         The terms and conditions of each ISO shall include the following:

                  (a) The option price shall be 100% (or 110% in the case of an Employee referred to in Section 4.3 hereof) of the fair market value, as determined in accordance with Code Section 422(c)(7) and as determined in good faith by the Board of Directors, of the shares of Common Stock subject to the ISO on the trading day next preceding the date the ISO is granted, but in no event shall the option price be less than the par value of such shares.

                  (b) ISO's, by their terms, shall not be transferable otherwise than by will or the laws of descent and distribution, and, during an Employee's lifetime, an ISO shall be exercisable only by the Employee.

                  (c) Except as otherwise provided pursuant to Section 6.1(f), in the event a Participant shall cease to be employed by the Company or any Parent or Subsidiary of the Company on a full-time basis for any reason other than as a result of his death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) and other than for "cause" as defined in Section 6.1(h)(i), the unexercised portion of any ISO held by such Participant at that time may only be exercised within three months after the date on which the Participant ceased to be so employed, and only to the extent that the Participant could have otherwise exercised such ISO as of the date on which he ceased to be so employed; provided, however, if the Participant shall die within said three month period, then the period during which ISO may be exercised shall be extended to the date that is one year after the Participant ceased to be employed by the Company; provided, further, that in no event may such option be exercised beyond the expiration of the term of the Option.

                  (d) In the event a Participant shall cease to be employed by the Company or any Parent or Subsidiary of the Company on a full-time basis by reason of his "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code), the unexercised portion of any ISO held by such Participant at that time may only be exercised within one year after the date on which the Participant ceased to be so employed, and only to the extent that the Optionee could have otherwise exercised such ISO as of the date on which he ceased to be so employed; provided that in no event may such Option be exercised beyond the expiration of the term of the Option.

                  (e) In the event a Participant shall die while in the full-time employ of the Company or a Parent or Subsidiary of the Company, the unexercised portion of any ISO held by such Participant at the time of his death may only be exercised within one year after the date of such Participant's death, and only to the extent that the Participant could have otherwise exercised such ISO at the time of his death. In such event, such ISO may be exercised by the executor or administrator of the Participant's estate or by any person or persons who shall have acquired the ISO directly from the Participant by bequest or inheritance.


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                  (f) The Board of Directors (or the Committee) shall fix the term of all ISOs granted pursuant to the Plan, including the date on which such ISO shall expire and terminate, provided, however, that such term shall in no event exceed ten years from the date on which such ISO is granted (or, in the case of an ISO granted to an Employee referred to in Section 4.3 hereof, such term shall in no event exceed five years from the date on which such ISO is granted). Each ISO shall be exercisable in such amount or amounts, under such conditions and at such times or intervals or in such installments as shall be determined by the Board of Directors (or the Committee) in its sole discretion.

                  (g) In the event that the Company or any Parent or Subsidiary of the Company is required to withhold any Federal, state or local taxes in respect of any compensation income realized by the Participant as a result of any "disqualifying disposition" of any shares of Common Stock acquired upon exercise of an ISO granted hereunder, the Company shall deduct from any payments of any kind otherwise due to such Participant the aggregate amount of such Federal, state or local taxes required to be so withheld or, if such payments are insufficient to satisfy such Federal, state or local taxes, or if no such payments are due or to become due to such Participant, then such Participant will be required to pay to the Company, or make other arrangements satisfactory to the Company regarding payment to the Company of, the aggregate amount of any such taxes. All matters with respect to the total amount of taxes to be withheld in respect of any such compensation income shall be determined by the Board of Directors in its sole discretion.

                  (h) In the sole discretion of the Board of Directors (or the Committee) the terms and conditions of any ISO may (but need not) include the following provision:

                           (x) In the event a Participant is terminated from employment with the Company for cause, such Participant's right to exercise any option granted hereunder, whether vested or non-vested, shall terminate upon notice of discharge. For purposes of this paragraph, "cause" shall mean final conviction of a felony, adjudication of bankruptcy, conduct prejudicial to the interest of the Company, or any other reason specified as "cause" in any employment agreement or similar agreement between a Participant and the Company.

                  (i) If upon the exercise of one or more ISOs issued pursuant to this or any other plan of the Company or any Parent or Subsidiary of the Company, a portion of such exercised Options are not treated as ISOs pursuant to Code Section 422(d), then the Company shall issue one or more certificates evidencing the Common Stock acquired pursuant to the exercise of ISOs and one or more certificates evidencing the Common Stock acquired pursuant to the exercise of Options not treated as ISOs in accordance with Code Section 422 and shall so identify such certificates in the Company's stock transfer records.

                  (j) Following a transfer of stock to any person pursuant to such person's exercise of an ISO, the Company or any Parent or Subsidiary of the Company shall (on or before January 31 of the calendar year following the year of such transfer) furnish to such


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person the written statement prescribed by Code Section 6039 and the Treasury
Regulations promulgated thereunder.

                  6.2 Non-Qualified Options. The terms and conditions of each Non-Qualified Option granted under the Plan shall be specified by the Board of Directors (or the Committee), in its sole discretion, shall be set forth in a written option agreement between the Company and the Participant in such form as the Board of Directors (or the Committee) shall approve, and shall be clearly identified therein as a Non-Qualified Stock Option. The terms and conditions of each Option will be such that each Option issued hereunder shall not constitute or be treated as an "incentive stock option", as defined in Section 422 of the Code, and will be a "non-qualified stock option" for Federal income tax purposes. The terms and conditions of any Non-Qualified Option granted hereunder need not be identical to those of any other Option granted hereunder.

                  The terms and conditions of each Non-Qualified Option Agreement shall include the following:

                  (a) The option price shall be as determined by the Board of Directors, but in no event shall the option Price be less than the par value of such shares.

                  (b) The Board of Directors (or the Committee) shall fix the term of all Non-Qualified Options granted pursuant to the Plan (including the date on which such Non-Qualified Option shall expire and terminate). Such term may not be more than ten years from the date on which such Non-Qualified Option is granted. Each Non-Qualified Option shall be exercisable in such amount or amounts, under such conditions, and at such times or intervals or in such installments as shall be determined by the Board of Directors (or the Committee) in its sole discretion. Unless stated otherwise in a Non-Qualified Option Agreement, for a period of sixty (60) days following the date a Participant's employment or directorship with the Company terminates, the Company shall have the right to purchase such Participant's vested options by paying Participant the difference between the exercise price of such options and the fair market value (as of the date of Participant's termination) of the underlying shares of Common Stock.

                  (c) Non-Qualified Options shall not be transferable otherwise than by will or the laws of descent and distribution, and during a Participant's lifetime a Non-Qualified Option shall be exercisable only by the Participant.

                  (d) In the event that the Company is required to withhold any Federal, state or local taxes in respect of any compensation income realized by the Participant in respect of a Non-Qualified Option granted hereunder or in respect of any shares of Common Stock acquired upon exercise of a Non-Qualified Option, the Company shall deduct from any payments of any kind otherwise due to such Participant the aggregate amount of such Federal, state or local taxes required to be so withheld or, if such payments are insufficient to satisfy such Federal, state or local taxes, or if no such payments are due or to become due to such Participant, then, such Participant will be required to pay to the Company, or make other arrangements satisfactory to the Company regarding payment to the Company of, the aggregate amount of any such taxes, prior to the Company's being


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obligated to deliver shares to the Participant. All matters with respect to the total amount of taxes to be withheld in respect of any such compensation income shall be determined by the Board of Directors in its sole discretion.

                  6.3 Payment of Exercise Price with Previously Issued Stock. Except as otherwise provided in an Option agreement between the Company and a Participant granting an ISO or a Non-Qualified Option to such Participant, the Board of Directors may permit the option price for any Option granted under the Plan to be paid, in whole or in part, with previously issued Common Stock of the Company (valued as of the date of exercise of such Option).

                  6.4 Modification, Extension and Renewal of Options. Subject to the terms and conditions and within the limitations of the Plan and with respect to ISOs as permitted by the Code, the Board of Directors (or the Committee) may modify, extend or renew outstanding Options granted under the Plan, or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options and substitutions therefor (to the extent not theretofore exercised), provided, however, that no modification, revision or cancellation of an Option shall, without the consent of the optionee thereof, cause an ISO to become a Non-Qualified Option or, except as otherwise set forth herein, alter or impair any rights or obligations under any Option theretofore granted under the Plan.

         Section 7. Adjustments.

                  (a) In the event that, after the adoption of the Plan by the Board of Directors, the outstanding shares of the Company's Common Stock shall be increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation through reorganization, merger or consolidation, recapitalization, reclassification, stock split, split-up, combination or exchange of shares or declaration of any dividends payable in Common Stock or in any other manner effected without the receipt of consideration by the Company, the Board of Directors shall appropriately adjust (i) the number of shares of Common Stock (and the option price per share) subject to the unexercised portion of any outstanding Option (to the nearest possible full share), provided, however, that the limitations of Sections 422 and 424 of the Code shall apply with respect to adjustments made to ISOs, and (ii) the number of shares of Common Stock for which Options may be granted under this Plan, as set forth in Section 4.1 hereof, and such adjustments shall be effective and binding for all purposes of this Plan.

                  (b) Notwithstanding the foregoing, upon the closing of any offer to holders of not less than 50% of the Company's Common Stock relating to the acquisition of their shares in a single transaction or related series of transactions, including, without limitation, through purchase, merger or otherwise, or any transaction relating to the acquisition of substantially all of the assets or business of the Company, the Board of Directors of the Company may make such adjustment as it deems equitable in respect of outstanding Options including, without limitation, the revision or cancellation of any outstanding Options; provided, that, to the extent any such Options shall be vested, such cancellation


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or revision shall be based upon the difference between the acquisition value for the Company's Common Stock and the exercise price of such Options. Any such equitable determination by the Board of Directors shall be effective and binding for all purposes of this Plan and any Stock Option Agreement thereunder.

         Section 8. Effect of the Plan on Employment Relationship. Neither this Plan nor any Option granted hereunder to a Participant shall be construed as conferring upon such Participant any right to continue in the employ of the Company or the service of the Company or any Subsidiary, as the case may be, or limit in any respect the right of the Company or any Subsidiary to terminate such Participant's employment or other relationship with the Company or any Subsidiary, as the case may be, at any time.

         Section 9. Amendment of the Plan. The Board of Directors may amend the Plan from time to time as it deems desirable, unless any federal or state law requires the approval of the Company's stockholders. Notwithstanding any other provisions of the Plan, the Board of Directors may modify outstanding Options in any manner in its reasonable discretion if the Board determines that intended benefits are not obtainable because of accounting treatment.

         Section 10. Non-Compete Provisions. The terms of any Participant's Option Agreement may, at the discretion of the Board, contain non-compete provisions.

         Section 11. Termination of the Plan. The Board of Directors may terminate the Plan at any time. Unless the Plan shall theretofore have been terminated by the Board of Directors, the Plan shall terminate ten years after the date of its initial adoption by the Board of Directors. No Option may be granted hereunder after termination of the Plan. The termination or amendment of the Plan shall not alter or impair any rights or obligations under any Option theretofore granted under the Plan.

         Section 12. Effective Date of the Plan. This Plan shall be effective as of July 31, 1996, the date on which the Plan was adopted by the Board of Directors of the Company and approved by the unanimous written consent of the holders of all outstanding stock of the Company.

         Section 13. Indemnification of Board or Committee. In addition to other rights of indemnification as they may have as members of the Board, each member of the Board or Committee will be indemnified by the Corporation against all costs and expenses reasonably incurred by him in connection with any action, suit or proceeding to which he may be party by reason of any action taken or failure to act under or in connection with the Plan, or any Option granted thereunder, and against all amounts paid by him in settlement thereof (provided the settlement is approved by legal counsel selected by the Corporation) or paid by him in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of a breach of the duty of loyalty or acts or omissions either not in good faith or which involve intentional misconduct or a knowing violation of law. Upon the institution of any such action, suit or proceeding, each Board or Committee member affected will notify the Corporation in writing of the same, giving the Corporation


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an opportunity, at its own expense, to defend the same before the member undertakes to defend it on his own behalf."

         This Plan was adopted and approved by the Board of Directors and its Stockholders on the _____ day of ___________________, 1998.



                                    --------------------------------------
                                    Secretary


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